UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

Colony Starwood Homes

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36163 (Commission File Number)	80-6260391 (IRS Employer Identification No.)

8665 East Hartford Drive Scottsdale, AZ (Address of principal	85255 (Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(480) 362-9760

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 8, 2016, Colony Starwood Homes (the “Company”) issued a press release containing financial results of the Company and a supplemental report of financial and operating information of the Company for the quarter ended June 30, 2016.  A copy of the press release and supplemental report is attached as Exhibit 99.1.

The information included in Items 2.02 and 9.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether before or after the date hereof, except as shall be set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

99.1Press Release and Supplemental Report, dated August 8, 2016, announcing the results of operations and financial condition of Colony Starwood Homes as of June 30, 2016 and for the quarter then ended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY STARWOOD HOMES
Dated: August 8, 2016	By:	/s/ Ryan Berry
	Name:	Ryan Berry
	Title:	General Counsel

Exhibit Index

99.1Press Release and Supplemental Report, dated August 8, 2016, announcing the results of operations and financial condition of Colony Starwood Homes as of June 30, 2016 and for the quarter then ended.